                                                                 EXHIBIT 10.11.2


                 SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT


                           dated as of August 4, 1998


                                      among


                      IRVINE APARTMENT COMMUNITIES, L.P.,


                            THE BANKS LISTED HEREIN,


                             BANK OF AMERICA NT&SA,
                            as Administrative Agent,


                                      and


                           WELLS FARGO BANK, N.A., as
                              Documentation Agent


                                      with


                         J.P. MORGAN SECURITIES, INC.,


                              as Syndication Agent



================================================================================

                               TABLE OF CONTENTS

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                                                                              Page
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ARTICLE I.   THE AMENDMENT .....................................................1

     SECTION 1.1.  Letters of Credit ...........................................1

ARTICLE II.  CONDITIONS TO EFFECTIVENESS OF THIS SECOND AMENDMENT ..............2

ARTICLE III. REPRESENTATIONS OF BORROWER .......................................2

ARTICLE IV.  MISCELLANEOUS .....................................................3

     SECTION 4.1.  Capitalized Terms ...........................................3

     SECTION 4.2.  Ratification ................................................3

     SECTION 4.3.  Counterparts ................................................3

     SECTION 4.4.  Governing Law ...............................................3
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                                       i

                 SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT


        THIS SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "Second Amendment") dated as of August 4, 1998 among IRVINE APARTMENT COMMUNITIES, L.P., a Delaware limited partnership (the "Borrower"), the BANKS listed on the signature pages hereof ("Banks"), BANK OF AMERICA NT&SA, as Administrative Agent, and WELLS FARGO BANK, N.A., as Documentation Agent.

        WHEREAS, Borrower, the Administrative Agent, the Documentation Agent and the banks listed on the signature pages thereof entered into that certain Revolving Credit Agreement ("Original Agreement") dated as of June 27, 1997;

        WHEREAS, Borrower, the Banks, the Administrative Agent and the Documentation Agent entered into that certain First Amendment to Revolving Credit Agreement ("First Amendment") dated as of July 10, 1998. The Original Agreement, as modified by the First Amendment shall be referred to herein as the "Amended Agreement";

        WHEREAS, Borrower, the Banks, the Administrative Agent and the Documentation Agent wish to increase the amount of the Letter of Credit subfacility set forth in the First Amendment. The Original Agreement, as modified by the First Amendment and this Second Amendment may be referred to herein as the "Credit Agreement";

        NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the Borrower, the Banks, the Administrative Agent and the Documentation Agent agree as follows:

                                   ARTICLE I.

                                 THE AMENDMENT

        SECTION 1.1. Letters of Credit. Section 2.16(a) of the Amended Agreement shall be amended to delete "Twenty-Five Million Dollars ($25,000,000)" and to insert in lieu thereof "Fifty Million Dollars ($50,000,000)". In addition, the following shall be inserted after the first sentence of Section 2.16(a):
"Notwithstanding anything to the contrary with respect to the foregoing sentence, it is not the intention thereof to restrict the issuance of Letters of Credit in connection with bond indebtedness and/or the enhancement thereof."

                                  ARTICLE II.


                   CONDITIONS TO EFFECTIVENESS OF THIS SECOND
                                   AMENDMENT


        The closing hereunder shall occur on the date when each of the following conditions is satisfied (or waived by the Administrative Agent and the Banks), each document to be dated the Closing Date unless otherwise indicated:

        (a) the Borrower, the Administrative Agent, each of the Banks and any Designated Bidders shall have executed and delivered to the Borrower and the Administrative Agent a duly executed original of this Second Amendment;

        (b) the Borrower shall have taken all actions required to authorize the execution and delivery of this Second Amendment and the performance thereof by the Borrower, and shall have supplied satisfactory evidence thereof to the Administrative Agent;

        (c) the Administrative Agent shall have received, for its and any other Bank's account, all fees due and payable pursuant to the Credit Agreement on or before the Closing Date, and the fees and expenses accrued through the Closing Date of Gibson, Dunn & Crutcher LLP; and

        (d) no Default or Event of Default shall have occurred.

                                  ARTICLE III.

                          REPRESENTATIONS OF BORROWER

        The Borrower hereby represents and warrants to the Administrative Agent, Documentation Agent and each of the Banks the following:

        (a) All of the representations and warranties contained in the Amended Agreement are true and correct on and as of the date hereof and will be true and correct after giving effect to this Second Amendment; the foregoing representation and warranty is not intended to modify Section 6.1(d) of the Credit Agreement.

        (b) No event which constitutes a Default or an Event of Default under the Amended Agreement, as amended hereby, has occurred and is continuing, or would result from the execution and delivery of this Second Amendment.

        (c) The Borrower has the power and authority to execute and deliver this Second Amendment and to perform its obligations under the Amended Agreement, as amended hereby, and all such action has been duly authorized by all necessary proceeding on its part. The Credit Agreement and each of the Loan Documents has been duly and validly executed and delivered by the Borrower and constitute a valid and legally binding obligation of the Borrower enforceable in accordance with its terms, except as limited by moratorium, bankruptcy, reorganization, insolvency or other laws affecting creditor's rights generally or by the exercise of judicial discretion in accordance with general principles of equity.

                                  ARTICLE IV.

                                 MISCELLANEOUS

        SECTION 4.1 Capitalized Terms. The capitalized terms used herein which are defined in the Amended Agreement and not otherwise defined herein shall have the meanings specified therein.

        SECTION 4.2 Ratification. The Amended Agreement, as hereby amended, is in all respects ratified and confirmed, and all other rights and powers created thereby or thereunder shall be and remain in full force and effect.

        SECTION 4.3 Counterparts. This Second Amendment may be executed in several counterparts, and each counterpart, when so executed and delivered, shall constitute an original instrument, and all such separate counterparts shall constitute one and the same instrument.

        SECTION 4.4 Governing Law. THIS SECOND AMENDMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA EXCEPT TO THE EXTENT PREEMPTED BY FEDERAL LAW (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW).

        IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


                                    IRVINE APARTMENT COMMUNITIES, L.P.,
                                    a Delaware limited partnership


                                    By:  Irvine Apartment Communities,
                                         Inc., a Maryland corporation,
                                         General Partner


                                         By: /s/ JAMES E. MEAD
                                             -----------------------------------
                                         Name:  James E. Mead
                                         Title: Senior Vice President
                                                and Chief Financial Officer


                                         By: /s/ SHAWN HOWIE
                                             -----------------------------------
                                         Name:  Shawn Howie
                                         Title: Vice President
                                                Corporate Finance and Controller


                                    Facsimile number:  (949) 720-5550

                                    Address:

                                    c/o Irvine Apartment Communities, Inc.
                                    550 Newport Center Drive
                                    Newport Beach, California 92660
                                    Attn: Vice President, Corporate Finance and
                                    Controller

Guarantor hereby acknowledges the foregoing Second Amendment and hereby ratifies and reconfirms its obligations under those certain Guaranties dated as of July 10, 1998 ("Guarantied Obligations"), and expressly acknowledges that such Guarantied Obligations refer to the obligations as set forth in the Credit Agreement (as defined in the foregoing Second Amendment).


                                    Irvine Apartment Communities,
                                    Inc., a Maryland corporation


                                    By: /s/ JAMES E. MEAD
                                        ----------------------------------------
                                    Name:   James E. Mead
                                    Title:  Senior Vice President
                                            and Chief Financial Officer


                                    By: /s/ SHAWN HOWIE
                                        ----------------------------------------
                                    Name:   Shawn Howie
                                    Title:  Vice President,
                                            Corporate Finance and Controller

                                    Facsimile number:  (949) 720-5550

                                    Address:

                                    Irvine Apartment Communities, Inc.
                                    550 Newport Center Drive
                                    Newport Beach, California 92260
                                    Attn: Vice President, Corporate Finance and
                                    Controller

Commitment Amount

$50,000,000

LIBOR Lending Office:              BANK OF AMERICA NT & SA


5 Park Plaza, Suite 500
Irvine, California  92614          By: /s/ RUSSELL RUHNKE
                                      ------------------------------------------
                                      Name:   Russell Ruhnke
Attn:  Russell Ruhnke                 Title:  Vice President
Telecopy:  (949) 260-5639


Domestic Lending Office:

5 Park Plaza, Suite 500
Irvine, California  92614


Attn:  Russell Ruhnke
Telecopy:  (949) 260-5639


Money Market Lending Office:

555 California Street
10th Floor
San Francisco, California  94101


Attn:  Linda Webster
Telecopy:  (415) 622-2237

Commitment Amount

$50,000,000

LIBOR Lending Office:                        WELLS FARGO BANK, NA


Wells Fargo Bank, NA
Disbursement and Operations Center           By: /s/ KIM SURCH
2120 East Park Place, Suite 100                 --------------------------------
El Segundo, California  90245                   Name:   Kim Surch
                                                Title:  Vice President

Attn: Anne Colvin
Telecopy:  (310) 615-1014


Domestic Lending Office:

Wells Fargo Bank, NA
2030 Main Street, Suite 800
Irvine, California  92614


Attn: Office Manager
Telecopy:  (949) 851-9728


Money Market Lending Office:

Wells Fargo Bank, NA
2030 Main Street, Suite 800
Irvine, California  92614


Attn: Office Manager
Telecopy:  (949) 851-9728

Commitment Amount

$45,000,000

LIBOR Lending Office:                   MORGAN GUARANTY TRUST COMPANY OF
                                        NEW YORK
------------------------------

------------------------------

------------------------------          By: /s/ TIMOTHY V. O'DONOVAN
                                            ------------------------------------
Attn:                                       Name:   Timothy V. O'Donovan
      ------------------------              Title:  Vice President
Telecopy:  (   )
            ---  -------------



Domestic Lending Office:
                                        c/o J.P. Morgan Services Inc.
                                        500 Stanton Christiana Road
                                        Newark, DE 19713-2107
------------------------------          Attention:  Nancy K. Dunbar
                                        Telecopy:  (302) 634-4222
------------------------------

------------------------------          Domestic and Euro-Currency
                                        Lending Office:
Attn:                                   Nassau, Bahamas Office
      ------------------------          c/o J.P. Morgan Services, Inc.
Telecopy:  (   )                        500 Stanton Christiana Road
            ---  -------------          Newark, DE 19713-2107
                                        Attention:  Kevin M. McCann
                                        Telecopy:  (302) 634-1852/1872



Money Market Lending Office:


------------------------------

------------------------------

------------------------------

Attn:
      ------------------------
Telecopy:  (   )
            ---  -------------

Commitment Amount

$40,000,000

LIBOR Lending Office:                   U.S. BANK


601 2nd Ave. S.
MPFP0509                                By: /s/ STEPHEN BAILEY
Minneapolis, MN 55402                       ------------------------------------
                                            Name:  Stephen Bailey
                                            Title:  Vice President

Attn:  Missy Schmidt
Telecopy:  (612) 973-0830


Domestic Lending Office:


------------------------------

------------------------------

------------------------------


Attn:
      ------------------------
Telecopy:  (   )
            ---  -------------

Money Market Lending Office:


------------------------------

------------------------------

------------------------------


Attn:
      ------------------------
Telecopy:  (   )
            ---  -------------

Commitment Amount

$25,000,000

LIBOR Lending Office:                   COMMERZBANK AG
                                        LOS ANGELES BRANCH
COMMERZBANK AG
Grand Cayman Branch
c/o COMMERZBANK AG                      By: /s/ DAVID M. SCHWARZ
New York Branch                             ------------------------------------
2 World Financial Center                    Name: David M. Schwarz
New York, NY 10281-1050                     Title: Vice President


                                        By: /s/ CHRISTINE H. FINKEL
                                            ------------------------------------
Attn:  Christine Hunermund                  Name: Christine H. Finkel
Telecopy:  (212) 266-7565                   Title:  Assistant Vice President



Domestic Lending Office:
COMMERZBANK AG
Grand Cayman Branch
c/o COMMERZBANK AG
New York Branch
2 World Financial Center
New York, NY 10281-1050


Attn:  Christine Hunermund
Telecopy:  (212) 266-7565


Money Market Lending Office:

COMMERZBANK AG
Grand Cayman Branch
c/o COMMERZBANK AG
New York Branch
2 World Financial Center
New York, NY 10281-1050


Attn:  David Buettner
Telecopy:  (212) 266-7565

Commitment Amount

$20,000,000

LIBOR Lending Office:                   FIRST UNION BANK, N.A.

First Union National Bank
301 S. College Street NC-0166           By: /s/ RICHARD T. CALLAHAN, JR.
Charlotte, N.C. 28288                       ------------------------------------
                                            Name:   Richard T. Callahan, Jr.
                                            Title:  Vice President

Attn:  Dan Sullivan
Telecopy:  (704) 383-6205

Domestic Lending Office:

First Union National Bank
301 S. College Street NC-0166
Charlotte, N.C. 28288


Attn:  Dan Sullivan
Telecopy:  (704) 383-6205


Money Market Lending Office:

First Union National Bank
301 S. College Street NC-0166
Charlotte, N.C. 28288


Attn:  Dan Sullivan
Telecopy:  (704) 383-6205

Commitment Amount

$20,000,000

LIBOR Lending Office:                   FLEET NATIONAL BANK


Fleet National Bank
111 Westminster St., Suite 800          By: /s/ PATRICK T. BURNS
Providence, R.I. 02903                     -------------------------------------
                                           Name:  Patrick T. Burns
                                           Title:  Vice President
Attn:  Christina Rioles
Telecopy:  (401) 278-5166


Domestic Lending Office:

Fleet National Bank
111 Westminster St., Suite 800
Providence, R.I. 02903


Attn:  Christina Rioles
Telecopy:  (401) 278-5166


Money Market Lending Office:

Fleet National Bank
111 Westminster St., Suite 800
Providence, R.I. 02903


Attn:  Christina Rioles
Telecopy:  (401) 278-5166

                                        BANK OF AMERICA NT & SA,
                                          as Administrative Agent


                                        By: /s/ RUSSELL RUHNKE
                                           -------------------------------------
                                        Name: Russell Ruhnke
                                        Title: Vice President


                                        Attn:  Russell Ruhnke
                                        Telecopy:  (949) 260-5639


                                        DOMESTIC AND LIBOR LENDING OFFICE:

                                        5 Park Plaza, Suite 500
                                        Irvine, California  92614
                                        Attn:  Russell Ruhnke
                                        Telecopy:  (949) 260-5639

Address:                                WELLS FARGO BANK, N.A.,
                                         as Documentation Agent

Wells Fargo Bank, NA
2030 Main Street, Suite 800             By /s/ KIM SURCH
Irvine, California 92614                  --------------------------------------
                                          Name:  Rita Swayne
                                          Title:  Assistant Vice President


                                        Attn: Office Manager
                                        Telecopy:  (949) 851-9728